UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2008

AVALON PHARMACEUTICALS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32629	52-2209310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20358 Seneca Meadows Parkway, Germantown, Maryland		20876
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-556-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On March 14, 2008, the Board of Directors of Avalon Pharmaceuticals, Inc. ("Avalon" or the "Company") appointed a new director, Philip Frost, M.D., Ph.D., to the Company's Board of Directors. The addition of Dr. Frost brings the Avalon Board to eight members. Dr. Frost's term will expire at the 2008 annual meeting of the Company's stockholders.

There is no arrangement or understanding between Dr. Frost and any other person pursuant to which he was selected as a director, and there are no transactions between Dr. Frost and the Company since the beginning of the Company's last fiscal year or any currently proposed transaction, or series of similar transactions, in which the amount involved exceeds the lesser of $120,000 or one percent of the Company's average total assets at year end for the last two completed fiscal years.

As a non-employee director, Dr. Frost is entitled to receive an annual fee of $30,000 for service on the Company's Board of Directors (pro rated for service of less than a full year) and may elect annually to receive all of his annual cash retainer fee in awards of unrestricted shares of the Company's common stock. In addition, as a non-employee director, Dr. Frost is entitled to receive an initial grant of options to purchase 10,000 shares of the Company's common stock (which was granted to Dr. Frost on March 14, 2008) and an annual grant of options to purchase 2,500 shares of the Company's common stock. Option grants to non-employee directors are made pursuant to the Company's 2005 Omnibus Long-Term Incentive Plan. Initial option grants to non-employee directors vest monthly over a two-year period. Options granted to non-employee directors on an annual basis vest monthly over a one-year period.

A copy of the press release announcing the appointment of Dr. Frost as director is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 - Press Release dated March 17, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

March 17, 2008	By:	/s/ Thomas G. David, Esq.

Name: Thomas G. David, Esq.
Title: General Counsel and Senior VP of Operations

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 17, 2008.